INDUSTRIAL AEROSPACE & DEFENSE Investor Presentation Gabelli Funds 33rd Annual Pump, Valve, & Water Systems Symposium February 23, 2023 Exhibit 99.2

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including with respect to our expectations for our performance in fiscal year 2022, including preliminary expectations of Q4 and full year Orders and Organic Orders, or business outlook for fiscal year 2023 are forward-looking statements. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to, the Company’s ability to achieve expected results in pricing and cost out actions and the related impact on margins and cash flow; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal control over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing and outcome, if any, of the Company’s strategic alternatives review; the impact on the Company of the situation in Russia and Ukraine; uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of the COVID-19 pandemic, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. These forward-looking statements are made as of the date of the presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

Use of Non-GAAP Financial Measures Within this presentation, the Company uses the non-GAAP financial measures organic revenue, adjusted net income, EBITDA, adjusted EBITDA, Compliance Adjusted EBITDA, adjusted operating income, adjusted operating margin, adjusted earnings per share (diluted), net debt and adjusted free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures also allow investors and others to compare CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner. Specifically: • We exclude the FX impact on revenue as FX can materially change. We believe the FX impact are not indicative to our normal operating revenue. • We exclude costs and tax effects associated with special and restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to special and restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs. • Due to the significance of recently sold or exited businesses and to provide a comparison of changes in our revenue and orders (an operating measure), we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited businesses completed prior to the ending period reported, were completed on January 1, 2021, and excluding the impact of changes in foreign currency exchange rates. 3

Flow Control for Mission-Critical Applications • Leadership in served markets • Well-positioned on key aerospace and defense platforms • Leveraging core technology to drive growth in adjacent markets • Global and diverse end markets with longstanding loyal customer base • Large aftermarket platform primed for value pricing and growth 67% 33% Industrial A&D Revenue by Region1 North America 43% EMEA 38% Other 19% Leading Brands 4 Key Points Revenue by End Market1 1 References in this presentation to “Revenue by” refers to 2021 financial revenue by end market and geographic region.

% Segment Revenue by End Market 61%17% 22% Defense Commercial Other % Segment Revenue by Region 23% 72% 5% EMEA North America Other 5 A&D Segment Revenue Profile1 Aftermarket 25-30% 1 References in this presentation to “Revenue Profile” refers to 2021 financial revenue by end market and geographic market.

% Segment Revenue by End Market 56% 15% 20% 9% General Industrial Commercial Marine Downstream O&G Other % Segment Revenue by Region 45% 29% 26% EMEA North America Other 6 Industrial Segment Revenue Profile1 Aftermarket 40-45% 1 References in this presentation to “Revenue Profile” refers to 2021 financial revenue by end market and geographic market.

Delivering on our Strategic Priorities Margin Expansion Growth De-Levering our Balance Sheet • Value pricing • Simplification • Best-cost country sourcing and manufacturing • Factory modernization • Leveraging products and technologies in growing markets • Deepening customer engagement • Expanding strong aftermarket business • Exited loss-making Pipeline Engineering business • Continued focus on improving cash flow from operations • Leveraging select sale-leaseback transactions 7

YTD1 2022 Highlights 8 • Solid execution navigating supply chain constraints • Successful pricing execution more than offsetting inflation • Overhead cost reduction and cost controls • Demand environment remains positive • Backlog, orders and margin growth position us well for year end and into 2023 vs. YTD 2021 Organic orders +10% Backlog +14% Revenue +3% Organic revenue +9% AOI (%) +340 bps AOI ($) +60% Adjusted EPS +89% Commentary Organic revenue, Adjusted Operating Income (AOI), AOI%, and Adjusted EPS are non-GAAP measures. 1 References in this presentation to “YTD” mean: unaudited results for (i) for 2022, through the nine months ended October 2, 2022; and (ii) for 2021, through the nine months ended October 3, 2021.

9 Leveraging Core Technology to Drive Growth in Adjacent Markets Medical Devices Supply critical products used in blood collection devices and cardiac assist equipment to leading medical equipment OEMs FY’ 21 Orders: $18M FY’22 Expected Orders: $25M High pressure/ Low temperature transportation solution across hydrogen value chain FY’ 21 Orders: $3M FY’22 Expected Orders: $8M Hydrogen Applications

Targeted Growth Initiatives

Missile & Bomb Fuzing Switches and Brushless DC Motors



Quick-response, severe environment, impact and acceleration switches for hypersonic missiles, bombs, and warhead arming

Electric motors for missiles Control Actuation Systems
Five new missile applications in various stages of development

FY 2021 Orders: $12M
FY 2022 Expected Orders: $23M
Estimated Annual Revenue at Full Production Rate: ~$50M

Aftermarket Pumps EMEA & APAC



Dedicated aftermarket leader focused on leveraging our large installed base

Value Pricing strategy and leverage of 80/20 principles to maximize value from the products and services we provide

FY 2021 Orders: $112M
FY 2022 Expected Organic Orders: $141M
YoY Expected Organic Growth: 25.8%

Organic is calculated assuming the divestitures and/or exited businesses completed prior to December 31, 2022, were completed on January 1, 2021, and excluding the impact of changes in foreign currency exchange rates.

10

17.1% 19.4% 25.1% 17.9% 20.2% 23.4% Q1 Q2 Q3 A&D Segment AOI% 2021 2022 11 Quarterly Adjusted Operating Income 4.9% 5.7% 5.6%5.6% 6.8% 12.8% Q1 Q2 Q3 Industrial Segment AOI% 2021 2022 3.8% 5.9% 8.5% 5.6% 8.7% 14.0% Q1 Q2 Q3 CIRCOR AOI% 2021 2022 Adjusted Operating Income (AOI) and AOI % is a non-GAAP measure. $10.0 $11.7 $15.9 $11.3 $13.6 $16.9 Q1 Q2 Q3 A&D Segment AOI ($M) 2021 2022 $5.8 $7.2 $7.1$6.9 $8.5 $15.7 Q1 Q2 Q3 Industrial Segment AOI ($M) 2021 2022 $6.8 $11.0 $16.0 $10.4 $16.6 $27.3 Q1 Q2 Q3 CIRCOR AOI ($M) 2021 2022 Step Change Performance in 3Q 2022 * Financial results (unaudited) include results from the Pipeline Engineering business of Q1’2022 $3.0M of revenue and $(3.2M) in AOI, Q2’2022 $0.2M of revenue and $(1.1M) in AOI, Q3’2022 $0.0M of revenue and $(0.2M) in AOI and Q1’2021 $3.0M of revenue and $(2.5M) in AOI, Q2’2021 $3.1M of revenue and $(1.8M) in AOI, Q3’2021 $3.2M of revenue and $(2.5M) in AOI.

Net Debt and Leverage

CIRCOR

($ in millions)

	2Q'22	3Q'22
Net Debt[1]	$488	$476
Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (TTM[2])	$83	$96
Net Leverage[3]	5.9x	5.0x
Compliance Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (TTM)	$100	$108
Compliance Leverage[4]	4.9x	4.4x

Commentary

- Executed ~$55M of sale and sale-leaseback transactions YTD
- De-levering through the year…reduction in net debt and expanding TTM EBITDA

Net Debt, Adjusted EBITDA and Compliance Adjusted EBITDA are non-GAAP measures (unaudited). 1 – Net Debt defined as total debt (Term Loan B and revolvers) less cash or cash equivalents 2 – TTM defined as trailing twelve months 3 – Net Leverage is defined as calculated measure of net debt divided by adjusted earnings before taxes, depreciation and amortization TTM 4 – Compliance Leverage is defined as per the definition in CIRCOR's credit agreement entered into on December 20, 2021, available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001091883/000109188321000033/cir-20211220.htm.

12

Preliminary Orders Expectations $73.9 $70.8 $146.1 $178.1 2021 2022 Q4’22 Orders $255.2 $308.2 $595.4 $599.0 2021 2022 FY’22 Orders $220.0 $248.8 $850.6 $907.2 Q4’22: • Industrial growth primarily driven by pricing, pumps aftermarket, and downstream • Aerospace and Defense…growth in commercial aerospace and Navy, offset by timing of a large medical order in prior period FY’22: • Industrial broad-based growth…pricing, downstream and aftermarket growth partly offset by timing of large Navy order and Pipeline Engineering exit • Solid A&D results…pricing, defense, Navy, medical and hydrogen products and continued commercial aerospace recovery Orders expectations include results from the Pipeline Engineering including $0.0 million of orders in Q4’22 and $7.1 million of orders in Q4’21 or $2.3 million of orders in FY’22 and $24.4 million of orders in FY’21. . 19% Commentary Organic Orders Growth 13 29% -1% 12% 7% 24% Industrial Aerospace & Defense Industrial Aerospace & Defense 13% 7% ($ in millions)

Business Outlook • Ending 2022 with strong momentum - solid backlog • Industrial segment: • Leveraging strong aftermarket position and deploying value-based pricing • Focused on margin expansion and staying ahead of inflation in current macro-economic climate • A&D segment: • Benefitting from ongoing rebound of commercial aerospace market, sustained momentum in defense business, and new products • Striving for value creation for shareholders through organic revenue and margin growth • New product development, value-based pricing, simplification initiatives, cost-out actions • Simultaneously pursuing parallel path of potential strategic transaction 14

INDUSTRIAL AEROSPACE & DEFENSE Appendix

YTD1 Organic Orders and Revenue vs. PY 16 Organic Revenue is a non-GAAP measure. Note regarding financial statements: Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. 1 References in this presentation to “YTD” mean: unaudited results (i) for 2022, through the nine months ended October 2, 2022; and (ii) for 2021, through the nine months ended October 3, 2021. ($ in thousands)

4Q’22 and FY’22 Expected Orders and Organic Orders vs. PY 17 ($ in thousands) Orders , an operating measure, is defined as a legally binding agreement from an authorized individual at a customer requesting CIRCOR to provide goods and/or services at a fixed or determinable price and CIRCOR is capable of providing such goods and services, when the terms and conditions are firm enough to assure subsequent payment by the customer. The Company uses the measure of Orders to provide a leading indicator of current business demand from customers for products and services. Due to the significance of recently sold or exited businesses and to provide a comparison of changes in orders, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited businesses completed prior to December 31, 2022, were completed on January 1, 2021, and excluding the impact of changes in foreign currency exchange rates.

YTD1 GAAP Net (Loss) Income to EBITDA and Adjusted EBITDA 18 1 References in this presentation to “YTD” mean: unaudited results (i) for 2022, through the nine months ended October 2, 2022; and (ii) for 2021, through the nine months ended October 3, 2021. Adjusted EBITDA is a non-GAAP measures. Note regarding financial statements: Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. ($ in thousands)

YTD1 GAAP Net (Loss) Income to Adjusted Net Income and Adjusted EPS (diluted) 19 1 References in this presentation to “YTD” mean: unaudited results (i) for 2022, through the nine months ended October 2, 2022; and (ii) for 2021, through the nine months ended October 3, 2021. Adjusted Net Income ad Adjusted EPS are non-GAAP measures. Note regarding financial statements :Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. ($ in thousands)

YTD1 Net Cash (Used In) Provided by Operating Activities to Adjusted Free Cash Flow 20 1 References in this presentation to “YTD” mean: unaudited results (i) for 2022, through the nine months ended October 2, 2022; and (ii) for 2021, through the nine months ended October 3, 2021. Adjusted Free Cash Flow (FCF) is a non-GAAP measures. Note regarding financial statements: Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. ($ in thousands)

3Q’22 GAAP Operating (Loss) Income to Adjusted Operating Income 21 Adjusted Operating Income (AOI) and AOI % are non-GAAP measures (unaudited). Note regarding financial statements: Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. ($ in thousands)

3Q’22 Segment Information 22 1 Quantifies the impact of the Pipeline Engineering business on the Industrial Segment. Adjusted Operating Income (AOI) and AOI % are non-GAAP measures (unaudited). Note regarding financial statements: Amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding. ($ in thousands)